                                                                   Exhibit 99.10

                          Key Auto Finance Trust 1997-2
             Summary Statement to Noteholders and Certificateholders
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  January 1, 1998 through December 31, 1998


Statement for Class A, Class B and Class C Noteholders, and Certificateholders                             Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                               Class A/Class B/Class C
                                                                                                             Certificate Amount
                                                                                                             ------------------
(i)     Principal Distribution
          Class A-1 Note Amount                                                        268,000,000.00            1000.0000000
          Class A-2 Note Amount                                                        132,000,000.00            1000.0000000
          Class A-3 Note Amount                                                          1,850,016.18              12.3334412
          Class A-4 Note Amount                                                                  0.00               0.0000000
          Class A-5 Note Amount                                                                  0.00               0.0000000
          Class A-P Note Amount                                                         28,757,738.09               0.0000000
          Class B Note Amount                                                           13,597,997.47               0.0000000
          Class C Note Amount                                                            5,193,828.02               0.0000000
          Certificates Amount                                                            2,736,993.53               0.0000000

(ii)    Interest Distribution
          Class A-1 Note Amount                                                          5,110,223.90              19.0679996
          Class A-2 Note Amount                                                          6,492,382.07              49.1847127
          Class A-3 Note Amount                                                          9,150,000.00              61.0000000
          Class A-4 Note Amount                                                          9,102,000.00              61.5000000
          Class A-5 Note Amount                                                          9,487,500.00              62.5000000
          Class A-P Note Amount                                                          7,362,634.72              58.9010778
          Class B Note Amount                                                            3,854,432.37              60.5852306
          Class C Note Amount                                                            1,554,011.16              63.9510765
          Certificates Amount                                                            1,351,405.69              78.2063478

(iii)   Total Pool Balance of Notes and Certificates (end of Collection Period)        627,863,426.72

(iv)    Class A-1 Notes Balance (end of Collection Period)                                       0.00
        Class A-1 Pool Factor (end of Collection Period)                                     .0000000
        Class A-2 Notes Balance (end of Collection Period)                                       0.00
        Class A-2 Pool Factor (end of Collection Period)                                     .0000000
        Class A-3 Notes Balance (end of Collection Period)                             148,149,983.92
        Class A-3 Pool Factor (end of Collection Period)                                     .9876666
        Class A-4 Notes Balance (end of Collection Period)                             148,000,000.00
        Class A-4 Pool Factor (end of Collection Period)                                    1.0000000
        Class A-5 Notes Balance (end of Collection Period)                             151,800,000.00
        Class A-5 Pool Factor (end of Collection Period)                                    1.0000000
        Class A-P Notes Balance (end of Collection Period)                              96,242,261.91
        Class A-P Pool Factor (end of Collection Period)                                     .7699381

                          Key Auto Finance Trust 1997-2
             Summary Statement to Noteholders and Certificateholders
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  January 1, 1998 through December 31, 1998

Statement for Class A, Class B and Class C Noteholders and Certificateholders                                Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                 Class A/Class B/Class C
                                                                                                               Certificate Amount
                                                                                                               ------------------
(iv)    (continued)
        Class B Notes Balance (end of Collection Period)                                  50,022,002.53
        Class B Pool Factor (end of Collection Period)                                         .7862622
        Class C Notes Balance (end of Collection Period)                                  19,106,171.98
        Class C Pool Factor (end of Collection Period)                                         .7862622
        Certificates Balance (end of Collection Period)                                   14,543,006.47
        Certificates Pool Factor (end of Collection Period)                                    .8416092

(v)     Basic Servicing Fee                                                                8,501,224.58

(vi)    Aggregate Net Losses                                                              17,478,257.80

(vii)   Reserve Account Balance after Giving Effect to Payments                           25,110,150.62
        Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments                 25,110,150.62
        Made on Distribution Date
        Draws on Reserve Account                                                                   0.00
        Deposits to Reserve Account                                                                0.00
        Class C Reserve Account Balance after Giving Effect to Payments                    4,708,153.24
        Made on Distribution Date
        Class C Specified Reserve Account Balance after Giving Effect to Payments          4,708,153.24
        Made on Distribution Date
        Draws on Reserve Account                                                                   0.00
        Deposits to Reserve Account                                                                0.00

(viii)  Class A-1 Notes Interest Carryover Shortfall                                               0.00            0.0000000
        Class A-2 Notes Interest Carryover Shortfall                                               0.00            0.0000000
        Class A-3 Notes Interest Carryover Shortfall                                               0.00            0.0000000
        Class A-4 Notes Interest Carryover Shortfall                                               0.00            0.0000000
        Class A-5 Notes Interest Carryover Shortfall                                               0.00            0.0000000
        Class A-P Notes Interest Carryover Shortfall                                               0.00            0.0000000
        Class B Notes Interest Carryover Shortfall                                                 0.00            0.0000000
        Class C Notes Interest Carryover Shortfall                                                 0.00            0.0000000
        Certificates Interest Carryover Shortfall                                                  0.00            0.0000000

                          Key Auto Finance Trust 1997-2
             Summary Statement to Noteholders and Certificateholders
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  January 1, 1998 through December 31, 1998

Statement for Class A, Class B and Class C Noteholders and Certificateholders                              Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                               Class A/Class B/Class C
                                                                                                             Certificate Amount
                                                                                                             ------------------
(viii)  (continued)
        Class A-1 Notes Principal Carryover Shortfall                                         0.00                0.0000000
        Class A-2 Notes Principal Carryover Shortfall                                         0.00                0.0000000
        Class A-3 Notes Principal Carryover Shortfall                                         0.00                0.0000000
        Class A-4 Notes Principal Carryover Shortfall                                         0.00                0.0000000
        Class A-5 Notes Principal Carryover Shortfall                                         0.00                0.0000000
        Class A-P Notes Principal Carryover Shortfall                                         0.00                0.0000000
        Class B Notes Principal Carryover Shortfall                                           0.00                0.0000000
        Class C Notes Principal Carryover Shortfall                                           0.00                0.0000000
        Certificates Principal Carryover Shortfall                                            0.00                0.0000000

(ix)    Additional Principal Distributable Amount                                    33,925,178.11

(x)     Aggregate Purchase Amount of Receivables Repurchased by the                      44,197.98
        Seller or purchased by Servicer

(xi)    Delinquent Contracts                                                         Number                                 Balance
                                                                                     ----------------------------------------------
           30-59 Days                                                                1731                            $16,213,977.36
           60-89 Days                                                                 453                             $4,366,328.66
           90 Days or More                                                            472                             $4,384,872.65



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